Exhibit 10.17

SIF Project No. 811-819555

Amendment No.1

Certain identified information has been excluded from this exhibit both because it (i) is not material and (ii) is the type that the issuer treats as private or confidential. Brackets with triple asterisks denote omissions.

STRATEGIC INNOVATION FUND

AMENDMENT AGREEMENT NO. 1

This Amendment Agreement made

Between:

HIS MAJESTY THE KING IN RIGHT OF CANADA

(“His Majesty”),

as represented by the Minister of Industry

(the “Minister”)

And:

Xanadu Quantum Technologies Inc., a corporation duly incorporated under the laws of Canada, having its head office located at 777 Bay Street, Suite 2902, Toronto, ON M5G 2C8

(the “Recipient”).

RECITALS

WHEREAS

A-	The Minister and the Recipient entered into a contribution agreement executed on January 20, 2023, under the Strategic Innovation Fund. The contribution agreement is referred to as the “Contribution Agreement”;

B-	The Minister and the Recipient have agreed to amend, inter alia, the statement of work and costing schedules under the terms of the Contribution Agreement.

SIF Project No. 811-819555

Amendment No.1

NOW THEREFORE in consideration of their respective obligations set out below, the Parties hereto acknowledge and agree as follows:

Interpretation

1.	All capitalized terms not otherwise defined herein have the same meaning ascribed to them in the Contribution Agreement.

Execution

2.	This Amendment Agreement must be signed by the Recipient and received by the Minister within thirty (30) days of its signature on behalf of the Minister, failing which it shall be null and void.

Amendment

3.	Section 6.3 – Work Outside Canada of the Contribution Agreement shall be amended by deleting it in its entirety and replacing it with the following:

“6.3 Work Outside Canada

Costs to occur outside of Canada cannot exceed [***] of total Eligible Supported Costs as set out in Form D – PROJECT LOCATION AND COSTS of Schedule 1 – Statement of Work.”

4.	Schedule 1 – Statement of Work (SOW), of the Contribution Agreement shall be amended by deleting Section 2 (Activities), Form A - Master Schedule (Gantt Chart), Form B - Milestones, Form C1 - Project Costs Breakdown by Fiscal Year, Form C2 – Estimated Costs Breakdown by Fiscal Year and Form D – Project Location and Costs it in its entirety and replacing them with revised Section 2 and Forms A, B, C1, C2 and D attached hereto as Annex A.

General

5.	Each of the Parties shall, at the request of the other Party to this Amendment Agreement, execute such documents and perform such acts as may be reasonably required to carry out the terms of this Amendment Agreement.

6.	This Amendment Agreement may be executed in as many counterparts as are necessary, and when executed by all Parties hereto, such counterparts shall constitute one agreement.

7.	Except as amended by this Amendment Agreement, all of the provisions of the Contribution Agreement shall continue in full force and effect until such time as the Contribution Agreement is terminated.

8.	The Contribution Agreement and this Amendment Agreement will henceforth be read together and will have the effect as if all the provisions of such agreements were contained in one instrument.

9.	No modification, supplement or amendment to this Amendment Agreement shall be binding unless executed in writing by all of the Parties hereto.

[Remainder of this page intentionally left blank]

SIF Project No. 811-819555

Amendment No.1

IN WITNESS WHEREOF the Parties hereto have executed this Amendment Agreement through duly authorized representatives.

HIS MAJESTY THE KING IN RIGHT OF CANADA
as represented by the Minister of Industry

Per:	/s/ Amy Mar	Date:	9/5/25
Amy Mar
Director
Strategic Innovation Fund

Xanadu Quantum Technologies Inc.

Per:	/s/ Christian Weedbrook	Date:	9/10/25
Christian Weedbrook
CEO

I have authority to bind the Corporation.

Attachment: Annex A

3